EXHIBIT 10.1


                                 [WESTMARK GROUP HOLDINGS, INC. LETTERHEAD]

                                               February 28, 1997

Mr. Gary Williams
1438 Tiverton Drive
Bradon, Florida 33511

                      Re:       S-8 Issuance

Dear Mr. Williams:

Westmark Group Holdings, Inc. acknowledges that Gary Williams has provided consulting services to Westmark and in consideration for said services, Westmark will agree to pay Gary Williams 12,000 shares of common stock of the Company through an S-8 Registration Statement.


Very truly yours,

/s/ Mark Schaftlein

MARK SCHAFTLEIN


MS:jh